4. INCOME TAXES (Details - Deferred taxes) - USD ($)	Jun. 30, 2017	Jun. 30, 2016
Deferred tax assets:
Net operating loss carry forwards	$ 3,716,000	$ 3,396,000
Tax credit carry forwards	404,000	439,000
Reserves and accruals not yet deducted for tax purposes	383,000	362,000
Total deferred tax assets	4,503,000	4,197,000
Valuation allowance	(4,503,000)	(4,197,000)
Net deferred tax asset	$ 0	$ 0